Exhibit 99.2 COVID-19 Update June 2020

About the Data INVESTOR REVIEW This data and other information described herein are based on March 31, 2020 Annualized Rental Income ("ARI"), unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020, filed with the Securities and Exchange Commission. Rent collection percentages disclosed in this presentation are based on contractual rent and recoveries paid by tenants to cover estimated tax, insurance and common area maintenance expenses, including the Company's pro rata share of such amounts related to properties owned by unconsolidated joint ventures. Amounts exclude tenants in bankruptcy. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. 2 www.VEREIT.com | NYSE: VER | © 2020 VEREIT, Inc.

Forward-Looking Statements INVESTOR REVIEW Information set forth herein contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations and projections regarding future events and plans, the Company’s future financial condition, results of operations, liquidity and business, including acquisitions, rent receipts, rent relief requests, debt levels, the payment of future dividends and the impact of Coronavirus (COVID-19) on the Company’s business. Generally, the words “anticipates,” “assumes,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company’s control, that could cause actual events and plans or could cause the Company’s business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. Further, information provided regarding historical rent collections should not serve as an indication of future rent collections. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the duration and extent of the impact of COVID-19 on our business and the businesses of our tenants (including their ability to timely make rent payments) and the economy generally; federal or state legislation or regulation that could impact the timely payment of rent by tenants in light of COVID-19; the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the Company’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to the Company’s properties; risks accompanying the management of its industrial partnership and office partnership; the impact of impairment charges in respect of certain of the Company’s properties; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in- common and Delaware statutory trust real estate programs and the Company’s management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties including that the Company may be unable to acquire, dispose of, or lease properties on advantageous terms or at all; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of the Company’s tenants, which are heightened as a result of the COVID-19 pandemic; risks associated with the Company’s substantial indebtedness, including that such indebtedness may affect the Company’s ability to pay dividends and that the terms and restrictions within the agreements governing the Company’s indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. 3 www.VEREIT.com | NYSE: VER | © 2020 VEREIT, Inc.

Rent Collection and Relief Requests: Overview[1]

COVID-19 IMPACTS

- *Collected 84% of April rent.*
- *Collected 84% of May rent.*
- *Collected 82% of June rent.*
- *Tenants representing 33% of total ARI have requested rent relief.*

Property Type	Rent Collection			Rent Relief Requests[2]
	April	May	June	
Total	**84%**	**84%**	**82%**	**33%**
Investment Grade	99%	98%	99%	7%
Public	95%	94%	93%	20%
Retail	**86%**	**86%**	**86%**	**28%**
Investment Grade	100%	99%	99%	9%
Public	92%	90%	92%	19%
Restaurant	**49%**	**54%**	**50%**	**69%**
Investment Grade	100%	96%	96%	—%
Public	79%	87%	82%	53%
Industrial	**99%**	**99%**	**94%**	**28%**
Investment Grade	100%	99%	99%	11%
Public	100%	100%	96%	27%
Office	**98%**	**96%**	**96%**	**8%**
Investment Grade	99%	96%	100%	2%
Public	100%	100%	96%	2%

1) Rent collection and rent relief data as of June 16, 2020 and includes June rent expected to be received from a Government agency tenant that pays in arrears of approximately 2%.
2) Represents the portion of the % ARI that corresponds to the tenants that submitted requests for rent relief.

4 www.VEREIT.com | NYSE: VER | © 2020 VEREIT, Inc.

VEREIT

Rent Collection and Relief Requests: Overview1 COVID-19 IMPACTS • VEREIT has been in communication • 8 of VEREIT's top 10 tenants have paid April rent, with all tenants who have requested representing 78% of top 10 tenant rent. rent relief to discuss the impact of • 8 of VEREIT's top 10 tenants have paid May rent, COVID-19 on their businesses. representing 77% of top 10 tenant rent. • 8 of VEREIT's top 10 tenants have paid June rent, • VEREIT is evaluating tenant relief representing 77% of top 10 tenant rent. requests on a case-by-case basis with close attention to the tenants' • 17 of VEREIT's top 20 tenants have paid April rent, ongoing operations, unit coverage, representing 82% of top 20 tenant rent. liquidity and financial health. • 17 of VEREIT's top 20 tenants have paid May rent, representing 81% of top 20 tenant rent. • Rent relief requests generally range • 17 of VEREIT's top 20 tenants have paid June rent, from 2 to 4 months and would be representing 80% of top 20 tenant rent. expected to be paid back within 12 months. • VEREIT received rent relief requests from tenants representing approximately 33% of ARI. • Of the 33%: - 16% were approved, - 6% are in negotiations, and - 11% have either been denied or VEREIT has not yet taken action. 1) Rent collection and rent relief data as of June 16, 2020 and includes June rent expected to be received from a Government agency tenant that pays in arrears of approximately 2%. 5 www.VEREIT.com | NYSE: VER | © 2020 VEREIT, Inc.

Rent Collection and Relief Requests by Industry[1]

Industry designations based on NAICS categorization

COVID-19 IMPACTS

Industry Group	% ARI [2]	Rent Relief Requests[3]	April Rent Collected	May Rent Collected	June Rent Collected
Retail - Discount	8.1%	11%	96%	96%	96%
Retail - Pharmacy	5.6%	—%	99%	100%	100%
Retail - Grocery & Supermarket	3.8%	—%	100%	100%	100%
Entertainment & Recreation	3.6%	99%	32%	30%	26%
Retail - Home & Garden	3.5%	15%	98%	85%	85%
Retail - Gas & Convenience	3.0%	2%	100%	100%	100%
Retail - Motor Vehicle	2.9%	28%	93%	95%	95%
Retail - Home Furnishings	2.8%	61%	27%	27%	46%
Retail - Sporting Goods	2.1%	82%	48%	62%	42%
Finance	1.9%	9%	100%	100%	98%
Retail - Warehouse Clubs	1.7%	—%	100%	100%	100%
Retail - Medical Services	1.1%	2%	97%	98%	97%
Retail - Pet Supply	1.0%	100%	97%	89%	81%
Retail - Department Stores	0.7%	92%	95%	95%	100%
Retail - Electronics & Appliances	0.7%	96%	100%	100%	100%
Rental	0.6%	26%	100%	100%	100%
Retail - Hobby, Books & Music	0.5%	4%	95%	94%	98%
Retail - Specialty (Other)	0.4%	53%	78%	81%	75%
Retail - Apparel & Jewelry	0.3%	81%	46%	46%	92%
All Other	0.4%	56%	69%	75%	74%
Total Retail	**44.7%**	**28%**	**86%**	**86%**	**86%**
Casual Dining	11.8%	81%	27%	37%	29%
Quick Service	8.7%	52%	78%	77%	78%
Total Restaurant	**20.5%**	**69%**	**49%**	**54%**	**50%**
Total Industrial	**16.6%**	**28%**	**99%**	**99%**	**94%**
Total Office	**18.1%**	**8%**	**98%**	**96%**	**96%**
Total	**100%[2]**	**33%**	**84%**	**84%**	**82%**

1) Rent collection and rent relief data as of June 16, 2020 and includes June rent expected to be received from a Government agency tenant that pays in arrears of approximately 2%.
2) Total includes 0.1% for redevelopment property, billboards, construction in progress, land and parking lots.
3) Represents the portion of the % ARI that corresponds to the tenants that submitted requests for rent relief.

6 www.VEREIT.com | NYSE: VER | © 2020 VEREIT, Inc.

VEREIT